EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Ron J. Rich, Former Honeywell Aerospace Executive, Joins Board of Directors at BrooQLy(BRQL) DBA Dynamic Aerospace Systems (DAS)

Phoenix, AZ – March 19, 2025 – BrooQLy Inc. (OTC:BRQL) DBA Dynamic Aerospace Systems is proud to announce the appointment of Ron J. Rich to its Board of Directors. Mr. Rich brings decades of aerospace and engineering leadership experience, with a distinguished career at Honeywell Aerospace, where he played a pivotal role in advancing propulsion systems, engineering solutions, and strategic industry partnerships.

At Honeywell Aerospace, Mr. Rich held multiple leadership positions, including Vice President of Propulsion Systems, where he spearheaded initiatives to enhance engine performance and reliability. His tenure at Honeywell also included driving research collaborations, such as the landmark agreement with the University of Arizona, designed to streamline aerospace research and development. His dedication to advancing aerospace technology and engineering education earned him the Circle of Excellence Award from the university’s Engineering Design Program in 2019.

Currently serving as Vice President of the Engineering Solutions Business at Intertec International, Mr. Rich continues to lead innovation in engineering services, bringing valuable insight and expertise to Dynamic Aerospace Corporation.

In a group statement, the Board of Directors announced, “The addition of Ron’s extensive experience in aerospace innovation, strategic leadership, and industry academic partnerships will be an invaluable asset to our company. Further, his background in propulsion systems and engineering excellence aligns with our mission to advance aerospace technologies. We are thrilled to have him join our Board as we continue to drive innovation and growth.”

Mr. Rich’s appointment underscores Dynamic Aerospace System’s commitment to assembling an industry-leading board that brings together deep aerospace expertise and forward-thinking leadership.

About BrooQLy Inc. DBA Dynamic Aerospace Systems

BrooQLy Inc. DBA Dynamic Aerospace Systems (DAS) is a pioneering aerospace company focused on cutting-edge technology, autonomous systems, and next-generation aerospace solutions. With a commitment to excellence, collaboration, and innovation, DAS aims to redefine the future of aerospace and aviation technologies.

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For media inquiries, please contact:

IR@dynamicaerosystems.com

Shannon Rigney VP

Forward-Looking Statements: Certain statements and information in this press release may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Private Securities Litigation Reform Act of 1995. Such statements generally include the words "will," "plans," "intends," "targets," "expects," "outlook," "believes," "anticipates" or similar expressions. Forward-looking statements may include, without limitation, financing plans; business strategies and expectations; operating plans;; capital and other expenditures; competitive positions; and growth opportunities for existing products. Actual results could differ materially from the views expressed. The information disclosed in this press release is made as of the date hereof and reflects BrooQLy’s most current assessment of its historical performance and future plans. These forward-looking statements are not guarantees of future performance and are subject to uncertainties and other factors that could cause actual results to differ materially from those expressed in the forward-looking statements including, without limitation, the risks, uncertainties, including the uncertainties surrounding the current market volatility, and other factors the Company identifies from time to time in its filings with the SEC. Although management of BrooQLy believes that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate and, as a result, the forward-looking statements based on those assumptions also could be incorrect. You should not place undue reliance on these forward-looking statements. The Company expressly disclaims any obligation or intention to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise.

Information References

- University of Arizona and Honeywell Sign Research Agreement :news.engineering.arizona.edu

- Ron Rich Receives First Circle of Excellence Award: ICAP+1ICAP+1

- Honeywell Aerospace Technologies Launches Innovation Hub at Arizona State University: ASU News+3Honeywell Aerospace+3In The Loop+3

- Honeywell Aerospace prepares ASU engineering students for Industry 4.0: Honeywell Aerospace+2ASU News+2In The Loop+2

- Phoenix-based Honeywell Aerospace to go its own way amid company split:PHX Indian Center+9bizjournals.com+9Rocky Mountain Emmy Awards+9

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